                                                                    EXHIBIT 10.4

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

                              PCSUPPORT.COM, INC.
                                    WARRANT
                       FOR THE PURCHASE OF COMMON STOCK

      1. Issuance. For value received, the receipt of which is hereby
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acknowledged by PCSupport.com, Inc., a Nevada corporation (the "Company"), Bolder Investment Partners, Ltd., or registered assigns (the "Holder"), is hereby granted the right to purchase, at any time until December 31, 2003 (the "Expiration Date"), THREE HUNDRED SIXTY THOUSAND FIVE HUNDRED (360,500) fully paid and nonassessable shares of the Company's common stock, par value $.001 (the "Common Stock"), at the exercise price of $0.20 per share (the "Exercise Price").

      2. Procedure for Exercise. Upon surrender of this Warrant with the annexed
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Notice of Exercise Form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

      3. Reservation of Shares. The Company hereby agrees that at all times
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during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

      4. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence
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satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

      5. No Rights as Shareholder. The Holder shall not, by virtue hereof, be
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entitled to any rights of a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

      6. Effect of Certain Transactions
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         6.1 Adjustments for Stock Splits, Stock Dividends Etc. If the number
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of outstanding shares of Common Stock of the Company are increased or decreased by a stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like, the Exercise Price and the number of shares purchasable pursuant to this Warrant shall be adjusted proportionately so that the ratio of (i) the aggregate number of shares purchasable by exercise of this Warrant to (ii) the total number of shares outstanding immediately following such stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like shall remain unchanged, and the aggregate purchase price of shares issuable pursuant to this Warrant shall remain unchanged.

          6.2 Expiration Upon Certain Transactions. If at any time the Company
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engages in a merger or consolidation of the Company in which the Company will not survive and in which holders of the Company's Common Stock will receive consideration at or above the Exercise Price, as adjusted, then this Warrant will terminate 10 days from the Holder's receipt of written notice ("Notice") from the Company of the completion of such a transaction. The Notice will inform the Holder that the Warrant will terminate 10 days from the Holder's receipt of the Notice. The Holder may exercise this Warrant within the 10-day period pursuant to Section 2.

          6.3 Adjustments for Reorganization, Mergers, Consolidations or Sales
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of Assets. If at any time there is a capital reorganization of the Common Stock
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(other than a recapitalization, combination, or the like provided for elsewhere in this Section 6) or merger or consolidation of the Company with another corporation (other than one covered by Section 6.2), or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant (and only to the extent this Warrant is exercised), the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock, or other securities, deliverable upon the exercise of this Warrant would otherwise have been entitled on such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustments shall be made in the application of the provisions of this Section 6 (including adjustment of the Exercise Price then in effect and number of Warrant Shares purchasable upon exercise of this Warrant) which shall be applicable after such events.

      7.  Transfer to Comply with the Securities Act. This Warrant has not been
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registered under the Securities Act of 1933, as amended, (the "Securities Act") and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

      8.  Registration Rights. The Company agrees to offer the Holder the
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opportunity to include the Warrant Shares in any registration statement filed by the Company before December 31, 2002 under the Securities Act in connection with the registration of common shares issued pursuant to the Private Placement.

      9.  Notices. Any notice or other communication required or permitted
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hereunder shall be in writing and shall be delivered personally or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, or if mailed, two days after the date of deposit in the United States mails, as follows:

          If to the Company, to:

                  PCSupport.com, Inc.
                  3605 Gilmore Way, Suite 300
                  Burnaby, British Columbia, Canada V5G 4X5
                  Attention: Mike McLean, President

          With a copy to:

                  Troy & Gould Professional Corporation
                  1801 Century Park East, 16th Floor
                  Los Angeles, CA 90067
                  Attention: Sanford J. Hillsberg, Esq.

          If to the Holder, to:

                  Bolder Investment Partners, Ltd.
                  1450 Creekside Drive, Suite 800
                  Vancouver, British Columbia, V6J 5B3

Any party may designate another address or person for receipt of notices hereunder by notice given to the other parties in accordance with this Section.

      10. Supplements and Amendments; Whole Agreement. This Warrant may be
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amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, agreements or understandings other than expressly contained herein.

      11. Governing Law. This Warrant shall be deemed to be a contract made
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under the laws of the Province of British Columbia and for all purposes shall be governed by and construed in accordance with the laws of such Province applicable to contracts to be made and performed entirely within such Province.

      12. Counterparts. This Warrant may be executed in any number of
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counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

      13. Descriptive Headings. Descriptive headings of the several Sections of
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this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

      14. Assignability. This Warrant or any part thereof may be hereafter
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assigned by the Holder to any accredited investor executing documents reasonably required by the Company. Any such assignment shall be binding on the Company and shall inure to the benefit of any such assignee.

      15. Currency. All references to dollar amounts herein refer to United
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States currency.

      IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of December 31, 2001.

                                        PCSUPPORT.COM, INC.


                                        By:          /s/ Mike McLean
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                                        Name: Mike McLean
                                        Title: President